Commitments	12 Months Ended
Aug. 31, 2022
Commitments
Commitments

28. Commitments

In addition to the obligations under leases [note 15], the Company is subject to supply agreements with minimum spend commitments. The amount of the minimum fixed and determinable portion of the unconditional purchase obligations over the next years, is as follows:

$
2023	4,350,104
2024	2,253,394

In October 2021, EB Rental Ltd. has entered into a lease arrangement for premises, which has not commenced yet and therefore related right-of-use asset and lease liability are not recorded as at August 31, 2022. The lease offers EB Rental Ltd. a termination clause in case certain contractual requirements are not met by the lessor at the lease commencement date. The Company’s undiscounted lease commitments related to this lease are as follows as at August 31, 2022:

$
2023	105,000
2024	159,000
2025	162,000
2026	165,000
2027 and thereafter	225,000